NUVEEN GRESHAM DIVERSIFIED COMMODITY STRATEGY FUND

SUPPLEMENT DATED MAY 11, 2018

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2018

Chris J. Neuharth has announced that he will retire from Nuveen Asset Management, LLC on June 1, 2018. He will continue to act as a portfolio manager for Nuveen Gresham Diversified Commodity Strategy Fund (the “Fund”) until that time.

John Clarke, Chad Kemper, Wan-Chong Kung, CFA, Randy Migdal and Susan Wager will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GREDCS-0518P